Filed pursuant to Rule 497(k)
File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Chicago Equity Partners Small Cap Value Fund

Supplement dated May 1, 2018 to the Summary Prospectus, dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Small Cap Value Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus, dated as noted above.

At a meeting held on March 22, 2018, the Board of Trustees of the Trust approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about May 18, 2018 (the “Liquidation Date”). On March 26, 2018, the Fund began selling its portfolio investments and investing the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective as of the close of business on March 23, 2018, the Fund no longer accepts investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

A letter has been sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into any other fund in the AMG Funds family of funds that is open to new investors (subject to minimum initial investment requirements as described in such fund’s prospectus). Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

On March 28, 2018, the Fund distributed its accumulated net capital gains and net investment income to shareholders of the Fund; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST492